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                                                                   Exhibit 10.24


                       NEW JERSEY HIGHER EDUCATION STUDENT
                              ASSISTANCE AUTHORITY

                         LENDER PARTICIPATION AGREEMENT
                             FOR CONSOLIDATION LOANS

This AGREEMENT is made this 30/th/ day of January, 2002, by and between New Jersey Higher Education Student Assistance Authority, a body corporate and politic with corporate succession, created by N.J.SA. 18A:71A-1 et seq., as amended, whose office is located at 4 Quakerbridge Plaza, P.O. Box 540, Trenton, New Jersey 08625 ("Authority") and STUDENT LOAN FINANCE CORPORATION AND SUBSIDIARIES (US BANK TRUSTEE) with its principal office at 105 SOUTHWEST FIRST AVENUE, ABERDEEN, SD 57401-4173 ("Lender").

WHEREAS, Lender wishes to participate in a program of consolidation loans for eligible borrowers under Title IV of the Higher Education Act of 1965, as amended, and regulations thereunder (together the "Act"), and applicable state law; and

WHEREAS, the Authority, which exists for the purpose of providing assistance to students pursuing programs of postsecondary education at eligible institutions as defined by the Act and N.J.S.A.18A:71A-1 et seq., is authorized to guarantee loans, including consolidation loans; and

WHEREAS, the Authority has found that the Lender is an eligible lender qualifying under the provisions of the Act and applicable state law;

NOW, THEREFORE, it is mutually agreed that:

1. Within such limits as may be set by the Act, New Jersey statutes, regulations thereunder, and this AGREEMENT, the Authority shall guarantee consolidation loans with a first disbursement on or after October 1, 1993, no less than 98 percent of the full amount of all such loans, including principal and interest, made or acquired by the Lender, except that all loans continue to be 100 percent guaranteed in the event of death, disability, bankruptcy, situations covered by Section 428(j) or Section 439(q) of the Act or other non-default claim (e.g., closed school or false certification) regardless of disbursement date.

2. Authority agrees to guarantee consolidation loans made by Lender, provided that 1) no such consolidation loan consolidates a defaulted loan(s), and 2) all loans submitted for guarantee have a connection to New Jersey. "Connection to New Jersey" means that the consolidation loan is made to or on behalf of a New Jersey resident, or consolidates at least one underlying loan guaranteed by Authority.

3. At least thirty (30) days after the end of every six-month period within the initial term or any renewal term of this AGREEMENT, and at least thirty (30) days after the end of the initial term and any renewal term of this AGREEMENT, Lender shall provide Authority a report on its consolidation loan portfolio guaranteed by Authority. Such report shall contain information informing Authority of how the portfolio conforms to the terms of this AGREEMENT.

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4.     Whenever any guaranteed loan shall be in default (as defined by the Act,
New Jersey statutes, and, regulations thereunder), or upon the death or total and permanent disability of a borrower, upon bankruptcy, upon situations covered by Section 428(j) or Section 439(q) of the Act or upon other nondefault claim, the Authority shall purchase the loan in an amount equal to the outstanding principal plus unpaid accrued interest in accordance with paragraph 1, provided that the loan was made in accordance with the Act, New Jersey statutes, Lender has exercised due diligence in the making, servicing, and collection of such loan; Lender has subrogated title to the loan note to the Authority; and Lender has otherwise performed its obligations under this AGREEMENT with respect to such loan.

5. The Authority shall guarantee consolidation loans without regard to sex, age, race, color, religion, handicapped status, income, national origin or any other basis prohibited by applicable law and Lender shall not discriminate in the making of consolidation loans to eligible borrowers, as defined by the Act and New Jersey statutes, or in the treatment of such borrowers on any prohibited basis.

6. Lender shall make a consolidation loan to an eligible borrower only if Lender uses best efforts to verify that the borrower has no other application pending for a consolidation loan and Lender currently holds at least one of borrower's eligible loans for consolidation, OR Lender obtains from borrower a certification that borrower has been unable to obtain a consolidation loan from holders of borrower's outstanding loans selected for consolidation, OR for a consolidation loan made on or after July 1, 1994, Lender has obtained a certification from the borrower that borrower has been unable to obtain a consolidation loan with income-sensitive repayment terms from the holders of borrower's loans selected for consolidation.

7. In making a consolidation loan, Lender shall determine, to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated that:

       a. each loan is a legal, valid and binding obligation of the borrower;

       b. each loan was made and serviced in compliance with applicable laws and regulations; and

       c.     the insurance on each loan is in full force and effect.

8. In making a consolidation loan, Lender shall comply with all requirements set forth in Section 428C of the Act, which specifically addresses federal consolidation loans, and regulations issued pursuant to the Act.

9. Lender shall maintain for all consolidation loans guaranteed a system of records and accounts, shall afford access thereto at reasonable times and intervals, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Department of Education and the Authority, under the Act, New Jersey statutes, and regulations thereunder. For consolidation loans paid in full or otherwise discharged, Lender shall also maintain records as required by the Act, New Jersey statutes, and regulations thereunder.

10. Authority shall maintain at all times reserve levels which comply with the Act, N.J.S.A. 18A:71A-1 et seq., and regulations thereunder.

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11.    Failure of Lender to comply with the terms of this AGREEMENT with respect to an individual consolidation loan shall not invalidate the guarantee of Authority to Lender with respect to other consolidation loans held in compliance with the terms of this AGREEMENT.

12. Lender and the Authority agree to comply with the Act and all other applicable Federal and State statutes, rules, and regulations, whether applicable presently or hereafter, in performing the terms of this AGREEMENT.

13. Lender agrees to follow such other published and binding directives of the U.S. Department of Education, or other terms and conditions as the Authority specifically requires to carry out the Consolidation Loan Program. Such terms and conditions required by the Authority, unless also specifically required under the Act, shall be communicated to Lender in writing at least thirty (30) days in advance of the effective date of the same.

14. In the event of an inconsistency between the Act and New Jersey statutes and regulations or between the Act and the Authority's Consolidation Loan Program terms and conditions, the Act shall govern any such inconsistency as it relates to the performance of the terms of this AGREEMENT. Furthermore, in the event that an amendment to the Act imposes a requirement on a party that is consistent with an obligation imposed on such party under this AGREEMENT, such party shall thereafter comply with the requirements of the Act.

15. This AGREEMENT shall begin upon the full execution of this AGREEMENT and shall continue for two years unless sooner terminated in accordance with the provisions hereof. This AGREEMENT will automatically renew for successive one
(1) year terms unless either party provides written notice to the other party declining to renew the AGREEMENT at least ninety (90) days prior to the expiration of the initial term or any subsequent term.

16. This AGREEMENT may be terminated by either party by giving thirty (30) days notice in writing to the other party by certified mail. All rights and obligations hereunder shall immediately cease upon termination, except the rights and obligations of the parties which existed prior to the date of such termination.

17. The Authority and Lender each represents to the other that it has the full and unencumbered right to enter into this AGREEMENT and to fully perform its obligations hereunder.

18. This AGREEMENT sets forth the entire agreement of the parties with respect to any and all consolidation loans which may be made hereunder.

19. If any provision of this AGREEMENT is invalid under the Act, regulations thereunder, New Jersey statutes, or regulations thereunder, and the invalidity shall not affect other provisions of this AGREEMENT which can be given affect without the invalid provisions, then to this end, the provisions of this AGREEMENT are severable.

20. This AGREEMENT is to be interpreted under the laws of the State of New Jersey, without respect to conflict of laws principles.

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IN WITNESS WHEREOF, the parties have caused this AGREEMENT to be executed by their duly authorized representatives, and their respective seals to be affixed, as of the dates indicated below.

Date:  February 20, 2002             NEW JERSEY HIGHER EDUCATION STUDENT
                                     ASSISTANCE AUTHORITY

                                     By:   /s/ Lynn B. Kegelman
                                             Lynn B. Kegelman, Esq.
                                     Title:  Director of Government Relations
                                             and Legal Affairs

Date:  1-30-2002                     STUDENT LOAN FINANCE CORPORATION &
                                     SUBSIDIARIES (US BANK TRUSTEE)

                                     By:   /s/ Tom Steele
                                             Tom Steele, Corporate Trust Officer
                                                   833405
                                     Lender Identification Number(s)
                                                   41-0256895
                                     Employer Identification Number

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                    AUTHORITY CERTIFICATION OF COMPREHENSIVE
      INSURANCE (for Consolidation Loans made in accordance with Title IV,
             Part B of the Higher Education Act of 1965, as amended)

The New Jersey Higher Education Student Assistance Authority, herein referred to as the "Authority," authorizes that all Consolidation Loans made in conformity with the requirements of Part B of Title IV of the Higher Education Act of 1965, as amended (the "Act") by,

STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK TRUSTEE) (833405) herein referred to as the "Lender," are fully insured against loss of principal and interest by the Authority provided:

1. The Lender has determined to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated -

      a. that the loan is legal, valid, and binding obligation of the borrower;

      b. that each such loan was made and serviced in compliance with applicable laws and regulations; and

      c.   that the insurance on such loan is in full force and effect.

2. That the Consolidation Loans(s) will be made on or after June 8, 1987, but no later than provided for in the Higher Education Act of 1965, as amended.

3. That the total unpaid principal amount of all Consolidation Loans made under this certificate is without limitation, except for the limitation on consolidation borrowers without a connection to New Jersey, as set forth in the Lender Participation Agreement for Consolidation Loans between Lender and Authority.

4. That the Lender offers alternative repayment terms to borrowers, as authorized under the Act.

5. That, if the Lender prior to the expiration of this certificate no longer proposes to make Consolidation Loans, the Lender will so notify the Authority in order that the certificate may be terminated. Such termination shall not affect the insurance on any Consolidation Loan made prior to such termination.

6. That the Lender's Loan Consolidation Program practices are subject to the Authority's Guaranteed Loan Program Lender Participation Limitation, Suspension or Termination procedures. The insurance on any Consolidation Loan(s) made under this certificate prior to the Authority's imposition of a limitation, suspension or termination action shall not be affected by such action.

7. That the Lender complies with the Authority's reporting requirements specified in the Common Manual.

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The New Jersey Higher Education Student Assistance Authority Preclaims and
Claims Unit is designated as the unit which will process claims and perform other related administration functions.

       /s/ Lynn B. Kegelman                          February 20, 2002
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Authority Official                                          DATE